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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in this registration statement of our report dated February 28, 1997 included, or incorporated by reference, herein and to all references to our Firm included in this registration statement.

                                         /s/ ARTHUR ANDERSEN LLP
                                         -------------------------
                                             Arthur Andersen LLP

October 22, 1997